Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 1
          AMENDMENT NO. 1 (this “Amendment No. 1”) dated as of August 25, 2008 among COCA-COLA BOTTLING CO. CONSOLIDATED (the “Borrower”), the Lenders executing this Amendment No. 1 on the signature pages hereto and Citibank, N.A., in its capacity as administrative agent (the “Administrative Agent”) under the Credit Agreement referred to below.
          WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of March 8, 2007 (as amended and supplemented and in effect immediately prior to the date hereof, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for revolving credit loans to the Borrower.
          NOW THEREFORE, the parties hereto wish now to amend the Credit Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
     2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof) shall be deemed to be references to the Credit Agreement as amended hereby.
     2.02. Certain Defined Terms. Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated Operating Income” contained therein to read in its entirety as follows:
     “Consolidated Operating Income” shall mean, for any period, the net income of the Borrower and its Consolidated Subsidiaries, before any deduction in respect of interest or taxes, determined and consolidated in accordance with GAAP, excluding, however, (i) extraordinary items in accordance with GAAP (which shall include without limitation, in any event, any income, net of expenses, or loss realized by the Borrower or any Consolidated Subsidiary from any sale of assets outside the ordinary course of business, whether tangible or intangible, including franchise territories and securities) and (ii) any charge in accordance with GAAP resulting from the Borrower’s withdrawal from the Central States Southeast and Southwest Areas Pension Fund incurred on or before March 31, 2009 and not exceeding $15,000,000.00.
          Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that (a) the representations and warranties set forth in Article IV of the Credit Agreement (except Section 4.01(n) and Section 4.01(o) thereof) are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date) and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 1 and (b) no Default or Event of Default has occurred and is continuing.
          Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:
Amendment No. 1

     4.01. Execution. The Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Borrower and the Lenders party to the Credit Agreement constituting the Majority Lenders.
     4.02 Fee and Expenses. The Borrower shall have paid in full the costs, expenses and fees as set forth in Section 8.04(a) of the Credit Agreement.
          Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.
Amendment No. 1

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

COCA-COLA BOTTLING CO. CONSOLIDATED

By:	/s/ Clifford M. Deal, III

Name: Clifford M. Deal, III
Title: Vice President and Treasurer

CITIBANK, N.A., as Administrative Agent

By:

Name:
Title:
Amendment No. 1

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

COCA-COLA BOTTLING CO. CONSOLIDATED

By:

Name:
Title:

CITIBANK, N.A., as Administrative Agent

By:	/s/ Kirk P. Lakeman

Name: Kirk P. Lakeman
Title: Vice President
Amendment No. 1

LENDERS

CITIBANK, N.A.

By:	/s/ Kirk P. Lakeman

Name: Kirk P. Lakeman
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Denis Waltrich

Name: Denis Waltrich
Title: Vice President

COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Tamira Treffers-Herrera

Name: Tamira Treffers-Herrera
Title: Execute Director

By:	/s/ Brett Delfino

Name: Brett Delfino
Title: Executive Director

SUNTRUST BANK

By:	/s/ Rob Maddox

Name: Rob Maddox
Title: Director

BRANCH BANKING AND TRUST COMPANY

By:

Name:
Title:
Amendment No. 1

KBC BANK N.V.

By:

Name:
Title:

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:

Name:
Title:

CHANG HWA COMMERCIAL BANK, LTD.

By:

Name:
Title:
Amendment No. 1